UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 12, 2026

Date of Report (Date of earliest event reported)

Rising Dragon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42368	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China	030024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 18817777987

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	RDACU	The Nasdaq Stock Market LLC
Ordinary Shares	RDAC	The Nasdaq Stock Market LLC
Rights	RDACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2026, Kei Tung Yeung resigned as a director of Rising Dragon Acquisition Corp. (the “Company”). Mr. Yeung’s resignation did not result from any disagreement with the Company.

On that same day, Mr. Xiaomin Pang was appointed to succeed Mr. Yeung following his resignation. Mr. Pang’s biography is provided below:

Xiaomin Pang, age 53, is a Chinese Certified Public Accountant and Certified Tax Agent with over 25 years of experience in accounting, auditing, and financial management. Since 2018, he has served as Director of Audit Department at Shanxi Zhengyu Certified Public Accountants LLP, leading audit engagements for major corporate clients and overseeing financial statement audits, internal control reviews, and compliance assessments. Previously, he was Chief Financial Officer of Guangcai Group Shanxi Industrial Development Co., Ltd. from 2016 to 2017 and Chief Financial Officer of Shanxi Beidou Hanhai Technology Co., Ltd. from 2013 to 2016, where he was responsible for enterprise-wide financial management, internal controls, and financial reporting in preparation for public listing. Earlier in his career, Mr. Pang held audit leadership roles at Shanxi Zhengyu Certified Public Accountants LLP from 2005 to 2013 and served as Chief Accountant at the Anti-Counterfeiting Company of Shanxi Tobacco Company from 1999 to 2004. The Company believes that Mr. Pang will bring valuable expertise in audit, financial controls, and corporate governance, and that his independent perspective and technical skills will strengthen the Company’s financial reporting, risk management, and overall governance.

Mr. Pang has no any family relationships with any of the executive officers or directors of the Company. Additionally, there have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Pang had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2026

RISING DRAGON ACQUISITION CORP.

By:	/s/ Lulu Xing
Name:	Lulu Xing
Title:	Chief Executive Officer

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